Income Taxes	12 Months Ended
Dec. 31, 2014
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 16 –INCOME TAXES

The Company and each of its subsidiaries file separate income tax returns. The Company accounts for income taxes under FASB Codification Topic 740-10-25 (“ASC 740-10-25”). Under ASC 740-10-25, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under ASC 740-10-25, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

British Virgin Islands

On June 25, 2012, Anpulo re-domiciled from the State of Nevada to British Virgin Islands. Anpulo is not subject to tax on income or capital gains. In addition, upon payments of dividends by Anpulo, no British Virgin Islands withholding tax is imposed.

Hong Kong

Anpulo International (Hong Kong) Limited (“Anpulo HK”) is incorporated in Hong Kong and is subject to Hong Kong’s profits tax rate of 16.5% for the years ended December 31, 2014, 2013 and 2012. Anpulo HK did not earn any income that was derived in Hong Kong for the years ended December 31, 2014, 2013 and 2012. The payments of dividends by Hong Kong companies are not subject to any Hong Kong withholding tax.

PRC

The PRC’s statutory income tax rate is 25%. The Company’s PRC subsidiaries are subject to income tax at 25% unless otherwise specified.

The components of earnings (losses) before income taxes by jurisdictions are as follows:

	For the Years Ended December 31,
	2014	2013	2012
PRC	$(178,062)	$(825,219)	$230,132
BVI	(951,334)	(49,612)	-
	$(1,129,396)	$(874,831)	$230,132

Income tax expense for the years ended December 31, 2014, 2013 and 2012 is as follow:

	For the Years Ended December 31,
	2014	2013	2012
Income tax (benefit) provision at China Statutory rate	$(238,000)	$(206,000)	$58,000
Benefits of loss not realized	238,000	206,000	-
Benefits of NOL realized	-	-	(58,000)
	$-	$-	$-

The components of deferred income tax asset are as follow:

	As of December 31,
	2014	2013	2012
Deferred income tax asset:
Net operating loss carry forwards	$752,000	$514,000	$308,000
Valuation allowance	(752,000)	(514,000)	(308,000)
	$-	$-	$-

As of December 31, 2014, the Company has a net operating loss carryforward for tax purposes of approximately $3 million available to offset future taxable income through 2019.

Changes in tax laws and rates could also affect recorded deferred tax assets and liabilities in the future. Management is not aware of any such changes that would have a material effect on the Company’s results of operations, cash flows or financial position. The calculation of our tax liabilities involves dealing with uncertainties in the application of complex tax laws and regulations.

FASB ASC Topic 740, Income Taxes provides that a tax benefit from an uncertain tax position may be recognized when it is more likely than not that the position will be sustained upon examination, including resolutions of any related appeals or litigation processes, based on the technical merits. ASC Topic 740 also provides guidance on measurement, derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition.

We recognize tax liabilities in accordance with ASC Topic 740 and we adjust these liabilities when our judgment changes as a result of the evaluation of new information not previously available. Due to the complexity of some of these uncertainties, the ultimate resolution may result in a payment that is materially different from our current estimate of the tax liabilities. These differences will be reflected as increases or decreases to income tax expense in the period in which they are determined.